UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT




                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                         April 11, 2001



                   PHILLIPS PETROLEUM COMPANY
     (Exact name of registrant as specified in its charter)



    Delaware                1-720                  73-0400345
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



      Phillips Building, Bartlesville, Oklahoma      74004
      (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code:
                          918-661-6600


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Item 7.  Financial Statements and Exhibits.

Exhibit 99  Phillips Petroleum Company press release dated
            April 11, 2001.


Item 9.  Regulation FD Disclosure.

Pursuant to Regulation FD, Phillips Petroleum Company elects to furnish the press release issued by it in connection with the company's special meeting of stockholders on April 11, 2001. It is attached hereto as Exhibit 99 and is incorporated herein by reference.










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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHILLIPS PETROLEUM COMPANY




April 11, 2001                          /s/ Rand C. Berney
                                    -----------------------------
                                            Rand C. Berney
                                    Vice President and Controller












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